UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 6, 2017

Cole Office & Industrial REIT (CCIT III), Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	333-209128 (1933 Act)	47-0983661
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2325 East Camelback Road, Suite 1100, Phoenix, Arizona 85016
(Address of principal executive offices)
(Zip Code)

(602) 778-8700
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☒

Explanatory Note

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Cole Office & Industrial REIT (CCIT III), Inc. (which may be referred to as the “Company,” “we,” “our,” and “us”) hereby amends the Company’s Current Report on Form 8-K filed on November 13, 2017 to provide the financial information required by Item 9.01 relating to our acquisition of a manufacturing facility located in Columbus, WI (the “Wisconsin Property”) as described in such Current Report.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of the Property Acquired
Actuant – Columbus, WI
Summary Financial Data Regarding Enerpac	3

(b) Pro Forma Financial Information
Pro Forma Condensed Consolidated Balance Sheet (Unaudited) as of September 30, 2017	4

Pro Forma Condensed Consolidated Statement of Operations (Unaudited) for the Nine Months Ended September 30, 2017	5

Pro Forma Condensed Consolidated Statement of Operations (Unaudited) for the Year Ended December 31, 2016	6

Notes to Pro Forma Condensed Consolidated Financial Statements (Unaudited)	7

(c) Shell Company Transactions
None

(d) Exhibits
None

SUMMARY FINANCIAL DATA
ENERPAC

We acquired the Wisconsin Property, which is leased to Actuant Corporation, a Wisconsin corporation, and occupied by Enerpac, a wholly owned subsidiary of Actuant Corporation (“Enerpac”):

		Year Built	Purchase Price (1)	Square Feet	Renewal Option (2)	Effective Annual Base Rent (3)
Property Location	Date Acquired							Lease Term (4)
Columbus, WI	November 6, 2017	2014	$16,500,000	169,660	2/5 yr.	$1,184,922	(5)	11/6/2017	-	12/31/2033
___________________
(1) Purchase price does not include acquisition-related expenses.

(2)	Represents the number of renewal options and the term of each option.

(3)
Effective annual base rent includes adjustments for rent concessions or abatements, if any. In general, we intend for our properties to be subject to long-term triple- or double-net leases that require the tenants to pay substantially all operating expenses in addition to base rent.

(4)	Represents the lease term beginning with the later of the purchase date or the rent commencement date through the end of the non-cancelable lease term, assuming no renewals are exercised.

(5)	The annual base rent under the lease increases annually by 1.75% of the then-current annual base rent.
In evaluating the Wisconsin Property as a potential acquisition, including the determination of the appropriate purchase price for the Wisconsin Property, the Company considered a variety of factors, including the condition and financial performance of the property; the terms of the existing lease and the creditworthiness of the tenant; property location, visibility and access; age of the property, physical condition and curb appeal; neighboring property uses; local market conditions, including vacancy rates; area demographics, including trade area population and average household income; and neighborhood growth patterns and economic conditions. After reasonable inquiry, the Company is not aware of any material factors relating to the Wisconsin Property, other than the factors disclosed herein, that would cause the reported financial information not to be indicative of future operating results.
The Wisconsin Property is subject to a base year lease whereby base year operating costs are included in the tenant’s monthly rental payments, and expenses in excess of the base year operating costs are reimbursed by the tenant. As a result, substantially all of the operating costs are the responsibility of the tenant, and the historical property financial statements provide limited information other than rental income. Because the Wisconsin Property is 100% leased to Actuant Corporation on a long-term basis, results of operations of the tenant, Actuant Corporation, are more relevant to investors than the financial statements of the Wisconsin Property and will enable investors to evaluate the creditworthiness of the tenant. As a result, pursuant to the guidance provided by the Securities and Exchange Commission (the “SEC”), please refer to the following financial information of the tenant of the acquired property:
For financial information for the fiscal year ended August 31, 2017 and for the quarterly period ended November 30, 2017, refer to the Annual Report on Form 10-K filed by Actuant Corporation with the SEC on October 26, 2017 and the Quarterly Report on Form 10-Q filed by Actuant Corporation with the SEC on January 8, 2018, respectively, which are publicly available on the SEC’s web site, http://www.sec.gov.

COLE OFFICE & INDUSTRIAL REIT (CCIT III), INC.
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (UNAUDITED)
As of September 30, 2017

The following Pro Forma Condensed Consolidated Balance Sheet (Unaudited) is presented as if the Company had acquired the Wisconsin Property on September 30, 2017.
This Pro Forma Condensed Consolidated Balance Sheet (Unaudited) as of September 30, 2017 should be read in conjunction with the Company’s historical financial statements and notes thereto for the nine months ended September 30, 2017, included in the Company’s Quarterly Report on Form 10-Q, filed on November 14, 2017 with the SEC. This Pro Forma Condensed Consolidated Balance Sheet (Unaudited) is not necessarily indicative of what the actual financial position would have been had the Company completed the acquisition of the Wisconsin Property on September 30, 2017, nor does it purport to represent its future financial position. This Pro Forma Condensed Consolidated Balance Sheet (Unaudited) only includes the impact of the acquisition of the Wisconsin Property, which is considered to be a significant property acquisition pursuant to SEC Rule 3-14 of Regulation S-X.

	September 30, 2017	Acquisition		Pro Forma as of
	As Reported	Pro Forma Adjustments		September 30, 2017
	(a)
ASSETS
Investment in real estate assets:
Land	$2,307,312	$937,690	(b)	$3,245,002
Buildings and improvements	26,971,327	14,287,443	(b)	41,258,770
Intangible lease assets	3,471,361	1,630,072	(b)	5,101,433
Total real estate investments, at costs	32,750,000	16,855,205		49,605,205
Less: accumulated depreciation and amortization	(1,492,858)	—		(1,492,858)
Total real estate investment, net	31,257,142	16,855,205		48,112,347
Cash and cash equivalents	843,519	(355,205)	(c)	488,314
Rents and tenant receivables	1,268,698	—		1,268,698
Prepaid expenses	66,460	—		66,460
Deferred costs, net	967,145	—		967,145
Total assets	$34,402,964	$16,500,000		$50,902,964
LIABILITIES AND STOCKHOLDERS’ EQUITY
Credit facility	$20,275,000	$11,700,000	(d)	$31,975,000
Subordinate promissory note due to affiliate	—	4,300,000	(d)	4,300,000
Accrued expenses and accounts payable	683,431	—		683,431
Due to affiliates	155,054	—		155,054
Intangible lease liabilities, net	—	—		—
Distributions payable	79,064	—		79,064
Deferred rental income	208,716	—		208,716
Total liabilities	21,401,265	16,000,000		37,401,265
Commitments and contingencies
Redeemable common stock	54,894	—		54,894
STOCKHOLDERS’ EQUITY
Preferred stock, $0.01 par value; 10,000,000 shares authorized, none issued and outstanding	—	—		—
Class A common stock, $0.01 par value; 245,000,000 shares authorized, 1,319,239 shares issued and outstanding as of September 30, 2017	13,192	549	(e)	13,741
Class T common stock, $0.01 par value; 245,000,000 shares authorized, 426,160 shares issued and outstanding as of September 30, 2017	4,262	—		4,262
Capital in excess of par value	15,492,383	499,451	(e)	15,991,834
Accumulated distributions in excess of earnings	(2,563,032)	—		(2,563,032)
Total stockholders’ equity	12,946,805	500,000		13,446,805
Total liabilities, redeemable common stock, and stockholders’ equity	$34,402,964	$16,500,000		$50,902,964
See accompanying Notes to Pro Forma Condensed Consolidated Financial Statements (Unaudited).

COLE OFFICE & INDUSTRIAL REIT (CCIT III), INC.
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
For the Nine Months Ended September 30, 2017

The following Pro Forma Condensed Consolidated Statement of Operations (Unaudited) is presented as if the Company had acquired the Wisconsin Property on January 1, 2016.
This Pro Forma Condensed Consolidated Statement of Operations (Unaudited) should be read in conjunction with the Company’s historical financial statements and notes thereto for the nine months ended September 30, 2017, included in the Company’s Quarterly Report on Form 10-Q, filed on November 14, 2017 with the SEC. This Pro Forma Condensed Consolidated Statement of Operations (Unaudited) is not necessarily indicative of what actual results of operations would have been had the Company completed the acquisition of the Wisconsin Property on January 1, 2016, nor does it purport to represent its future operations. This Pro Forma Condensed Consolidated Statement of Operations (Unaudited) only includes the impact of the acquisition of the Wisconsin Property, which is considered to be a significant property acquisition pursuant to SEC Rule 3-14 of Regulation S-X.

	For the Nine Months Ended September 30, 2017 As Reported	Acquisition Pro Forma Adjustments		Pro Forma for the Nine Months Ended September 30, 2017
	(a)
Revenues:
Rental income	$2,023,699	$888,028	(b)	$2,911,727
Tenant reimbursement income	1,041,844	180,305	(c)	1,222,149
Total revenues	3,065,543	1,068,333		4,133,876

Operating expenses:
General and administrative	410,359	798,992	(d)	1,209,351
Property operating	9,165	1,163	(e)	10,328
Real estate tax	1,032,894	179,142	(f)	1,212,036
Advisory fees and expenses	60,565	92,813	(g)	153,378
Depreciation and amortization	1,074,858	359,405	(h)	1,434,263
Total operating expenses	2,587,841	1,431,515		4,019,356
Operating income	477,702	(363,182)		114,520
Other expense:
Interest expense and other, net	(1,168,619)	(451,530)	(i)	(1,620,149)
Net loss	$(690,917)	$(814,712)		$(1,505,629)

Class A Common Stock
Net loss	$(600,648)	$(496,883)	(j)	$(1,097,531)
Basic and diluted weighted average number of common shares outstanding	859,523	514,661	(k)	1,374,184
Basic and diluted net loss per common share	$(0.70)			$(0.80)
Distributions declared per common share	$0.45	$—		$0.45

Class T Common Stock
Net loss	$(90,269)	$(317,829)	(j)	$(408,098)
Basic and diluted weighted average number of common shares outstanding	117,531	308,629	(k)	426,160
Basic and diluted net loss per common share	$(0.77)			$(0.96)
Distributions declared per common share	$0.45	$—		$0.45
See accompanying Notes to Pro Forma Condensed Consolidated Financial Statements (Unaudited).

COLE OFFICE & INDUSTRIAL REIT (CCIT III), INC.
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
For the Year Ended December 31, 2016

The following Pro Forma Condensed Consolidated Statement of Operations (Unaudited) is presented as if the Company had acquired the Wisconsin Property on January 1, 2016.
This Pro Forma Condensed Consolidated Statement of Operations (Unaudited) should be read in conjunction with the Company’s historical financial statements and notes thereto for the period ended December 31, 2016, included in the Company’s Annual Report on Form 10-K, filed on March 28, 2017 with the SEC. This Pro Forma Condensed Consolidated Statement of Operations (Unaudited) is not necessarily indicative of what actual results of operations would have been had the Company completed the acquisition of the Wisconsin Property on January 1, 2016, nor does it purport to represent its future operations. This Pro Forma Condensed Consolidated Statement of Operations (Unaudited) only includes the impact of the acquisition of the Wisconsin Property, which is considered to be a significant property acquisition pursuant to SEC Rule 3-14 of Regulation S-X, as the pro forma impact of the acquisition of VEREIT OFC Milford OH, LLC on September 23, 2016 was previously filed in a Form 8-K/A on June 8, 2017.

	For the Year Ended December 31, 2016 As Reported	Acquisition Pro Forma Adjustments		Pro Forma for the Year Ended December 31, 2016
	(a)
Revenues:
Rental income	$734,528	$1,190,543	(b)	$1,925,071
Tenant reimbursement income	63,905	233,167	(c)	297,072
Total revenues	798,433	1,423,710		2,222,143
Operating expenses:
General and administrative	372,030	1,065,212	(d)	1,437,242
Property operating	2,962	1,551	(e)	4,513
Real estate tax	61,202	231,616	(f)	292,818
Advisory fees and expenses	74,289	123,750	(g)	198,039
Acquisition-related fees and expenses	764,622	—	(h)	764,622
Depreciation and amortization	418,000	479,206	(i)	897,206
Total operating expenses	1,693,105	1,901,335		3,594,440
Operating loss	(894,672)	(477,625)		(1,372,297)
Other expense:
Interest expense and other, net	(497,607)	(984,124)	(j)	(1,481,731)
Net loss	$(1,392,279)	$(1,461,749)		$(2,854,028)

Class A Common Stock
Net loss	$(1,389,630)	$(719,887)	(k)	$(2,109,517)
Basic and diluted weighted average number of common shares outstanding	97,638	1,276,546	(l)	1,374,184
Basic and diluted net loss per common share	$(14.23)			$(1.54)
Distributions declared per common share	$0.16	$—		$0.60

Class T Common Stock
Net loss	$(2,649)	$(741,862)	(k)	$(744,511)
Basic and diluted weighted average number of common shares outstanding	186	425,974	(l)	426,160
Basic and diluted net loss per common share	$(14.27)			$(1.75)
Distributions declared per common share	$0.02	$—		$0.60
See accompanying Notes to Pro Forma Condensed Consolidated Financial Statements (Unaudited).

COLE OFFICE & INDUSTRIAL REIT (CCIT III), INC.
NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
September 30, 2017

Notes to Pro Forma Condensed Consolidated Balance Sheet (Unaudited) as of September 30, 2017
a.    Reflects the Company’s historical balance sheet as of September 30, 2017.
b.    This transaction was accounted for as an asset acquisition pursuant to Accounting Standards Update (“ASU”) No. 2017-01, Business Combinations (Topic 805): Clarifying the Definition of a Business (“ASU 2017-01”). This amount reflects the allocation of cost on a relative fair value basis for the acquisition of the Wisconsin Property.
c.    Represents cash paid for costs incurred to complete the Wisconsin Property acquisition, including title, legal, accounting and other related costs, as well as the acquisition fee of approximately $330,000, or 2% of the purchase price, that was paid to an affiliate of the Company’s advisor. The acquisition-related expenses related to this asset acquisition are capitalized and are subject to allocation of cost on a relative fair value basis.
d.    Represents the Company’s borrowings incurred on its secured revolving credit facility (the “Credit Facility”) and its subordinate loan with an affiliate of the Company’s advisor (the “Subordinate Promissory Note”) to finance the purchase of the Wisconsin Property. The Credit Facility and the Subordinate Promissory Note provide for up to $100.0 million and $30.0 million, respectively, of borrowings pursuant to the loan agreements and mature on September 23, 2019 and September 30, 2018, respectively. As of September 30, 2017, the interest rate outstanding on the Credit Facility and Subordinate Promissory Note was 3.7% and 5.4%, respectively.
e.    Represents the issuance of Class A common stock required to generate sufficient offering proceeds to fund the purchase of the Wisconsin Property, as the Company had insufficient capital to acquire the Wisconsin Property on September 30, 2017, as reflected in the Pro Forma Condensed Consolidated Balance Sheet (Unaudited).
Notes to Pro Forma Condensed Consolidated Statement of Operations (Unaudited) for the Nine Months Ended September 30, 2017
a.    Reflects the Company’s historical results of operations for the nine months ended September 30, 2017.
b.    Represents the straight-line rental revenue and amortization of the acquired intangible lease liabilities in accordance with the lease agreement of the Wisconsin Property.
c.    Represents tenant reimbursement income for operating expenses, including property taxes and insurance, for the Wisconsin Property. The amount is an estimate based on historical operating results of the property.
d.    Reflects management’s estimate of the general and administrative expenses based on the Company’s historical results.
e.    Reflects the property operating expenses for the Wisconsin Property, including property taxes and insurance, which are paid by the Company and reimbursed by Actuant Corporation. The amount is an estimate based on pro forma operating results of the Wisconsin Property.
f.    Reflects the real estate taxes based on actual real estate taxes for the Wisconsin Property.
g.    Represents the advisory fee paid to the Company’s advisor, which is calculated based on an annualized rate of 0.75% of the Company’s average invested assets. The advisory fee was calculated based on the purchase price of the Wisconsin Property.
h.    Represents depreciation and amortization expenses for the Wisconsin Property. Depreciation and amortization expenses are based on the Company’s cost allocation on a relative fair value basis. Real estate and related assets, other than land, are depreciated or amortized on a straight-line basis. The estimated useful lives of the Company’s real estate and related assets by class are generally as follows:

Building	40 years
Site improvements	15 years
Tenant improvements	Lesser of useful life or lease term
Intangible lease assets	Lease term
i.    Represents interest expense associated with borrowings on the Credit Facility and the Subordinate Promissory Note. The Company financed $11.7 million and $4.3 million of the original purchase price of the Wisconsin Property with proceeds from the Credit Facility and the Subordinate Promissory Note, respectively, as if the Wisconsin Property was acquired on the pro forma acquisition date of January 1, 2016. As of January 1, 2017, the Company had repaid $2.1 million of the Subordinate Promissory Note. The interest rate used in computing interest expense was based upon the contractual terms of the related debt, which includes historical variable interest rates as if the Wisconsin Property was acquired on January 1, 2016. See Note 6 — Credit Facility and Subordinate Promissory Note to our condensed consolidated financial statements in our Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2017 for certain terms of our debt outstanding.
j.    The Company has two classes of common stock. Accordingly, the Company utilizes the two-class method to determine its earnings per share, which results in different earnings per share for each of the classes. Under the two-class method, earnings per share

COLE OFFICE & INDUSTRIAL REIT (CCIT III), INC.
NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED) (cont.)
September 30, 2017

of each class of common stock are computed by dividing the sum of the distributed earnings to common stockholders and undistributed earnings allocated to common stockholders by the weighted average number of shares for each class of common stock for the respective period. The distributed earnings to Class T stockholders represents distributions declared less the distribution and stockholder servicing fees paid with respect to Class T shares sold in the primary portion of the Company’s initial public offering of common stock. Distributions per share is calculated based on the authorized daily distribution rate.
k.    Represents the weighted average common shares required to generate sufficient offering proceeds to fund the purchase of the Wisconsin Property because the Company had insufficient capital to acquire the Wisconsin Property on January 1, 2016, as reflected in the pro forma condensed consolidated statements of operations. The calculation assumes that all common shares were issued on January 1, 2016.
Notes to Pro Forma Condensed Consolidated Statement of Operations (Unaudited) for the Year Ended December 31, 2016
a.    Reflects the Company’s historical results of operations for the year ended December 31, 2016.
b.    Represents the straight-line rental revenue and amortization of the acquired intangible lease liabilities in accordance with the lease agreement of the Wisconsin Property.
c.    Represents tenant reimbursement income for operating expenses, including property taxes and insurance, for the Wisconsin Property. The amount is an estimate based on historical operating results of the Wisconsin Property.
d.    Reflects management’s estimate of the general and administrative expenses based on the Company’s historical results.
e.    Reflects the property operating expenses for the Wisconsin Property, including property taxes and insurance, which are paid by the Company and reimbursed by Actuant Corporation. The amount is an estimate based on pro forma operating results of the Wisconsin Property.
f.    Reflects the real estate taxes based on actual real estate taxes for the Wisconsin Property.
g.     Represents the advisory fee paid to the Company’s advisor, which is calculated based on an annualized rate of 0.75% of the Company’s average invested assets. The advisory fee was calculated based on the purchase price of the Wisconsin Property.
h.    No acquisition costs are recorded as the Company has adopted ASU 2017-01 in April 2017.
i.    Represents depreciation and amortization expenses for the Wisconsin Property. Depreciation and amortization expenses are based on the Company’s cost allocation on a relative fair value basis. Real estate and related assets, other than land, are depreciated or amortized on a straight-line basis. The estimated useful lives of the Company’s real estate and related assets by class are generally as follows:

Building	40 years
Site improvements	15 years
Tenant improvements	Lesser of useful life or lease term
Intangible lease assets	Lease term
j.    Represents interest expense associated with the borrowings on the Credit Facility and the Subordinate Promissory Note incurred to finance the acquisition of the Wisconsin Property. The Company financed $11.7 million and $4.3 million of the original purchase price of the Wisconsin Property with proceeds from the Credit Facility and the Subordinate Promissory Note, respectively, as if the Wisconsin Property was acquired on the pro forma acquisition date of January 1, 2016. The interest rate used in computing interest expense was based upon the contractual terms of the related debt, which includes historical variable interest rates as if the Wisconsin Property was acquired on January 1, 2016. See Note 6 — Credit Facility and Subordinate Promissory Note to our consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2016 for certain terms of our debt outstanding.
k.    The Company has two classes of common stock. Accordingly, the Company utilizes the two-class method to determine its earnings per share, which results in different earnings per share for each of the classes. Under the two-class method, earnings per share of each class of common stock are computed by dividing the sum of the distributed earnings to common stockholders and undistributed earnings allocated to common stockholders by the weighted average number of shares for each class of common stock for the respective period. The distributed earnings to Class T stockholders represents distributions declared less the distribution and stockholder servicing fees paid with respect to Class T shares sold in the primary portion of the Company’s initial public offering of common stock. Distributions per share is calculated based on the authorized daily distribution rate.
l.    Represents the weighted average common shares required to generate sufficient offering proceeds to fund the purchase of the Wisconsin Property because the Company had insufficient capital to acquire the Wisconsin Property on January 1, 2016, as reflected in the pro forma condensed consolidated statements of operations. The calculation assumes that all common shares were issued on January 1, 2016.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 23, 2018	COLE OFFICE & INDUSTRIAL REIT (CCIT III), INC.
	By:	/s/ Nathan D. DeBacker
	Name:	Nathan D. DeBacker
	Title:	Chief Financial Officer and Treasurer
Principal Financial Officer